Consolidated Statements of Operations - Q1 - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Dec. 31, 2023	Dec. 31, 2022
Operating expenses:
Research and development	$ 933	$ 116	$ 3,232	$ 242
General and administrative	962	872	8,155	1,997
Total operating expenses	1,895	988	11,387	2,239
Loss from operations	(1,895)	(988)	(11,387)	(2,239)
Change in fair value of warrant liability	2	0	182	0
Interest expense, net	6	(1,162)	(2,082)	(653)
Net loss	$ (1,887)	$ (2,150)	$ (13,037)	$ (3,217)
Net loss per share of common stock, basic (in usd per share)	$ (5.94)	$ (15.04)	$ (367.20)	$ (324.31)
Net loss per share of common stock, diluted (in usd per share)	$ (5.94)	$ (15.04)	$ (367.20)	$ (324.31)
Weighted-average common shares outstanding, basic (in shares)	317,474	142,988	35,504	9,923
Weighted-average common shares outstanding, diluted (in shares)	317,474	142,988	35,504	9,923